Exhibit 1


                           JOINT FILING AGREEMENT
     This will confirm the agreement by and among all the undersigned that the Schedule 13G filed on or about this date and any further amendments to the Schedule 13G with respect to beneficial ownership by the undersigned of shares of the Common Stock, par value $0.001 per share, of ImproveNet, Inc., are being filed on behalf of each of the undersigned in accordance with Rule 13D-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  February 13, 2003

                                     GE CAPITAL EQUITY INVESTMENTS, INC.

                                     By:  /s/ Peter J. Muniz
                                         --------------------------------
                                         Name:  Peter J. Muniz
                                         Title: Senior Vice President

                                     GENERAL ELECTRIC CAPITAL CORPORATION

                                     By:  /s/ Peter J. Muniz
                                         --------------------------------
                                         Name:  Peter J. Muniz
                                         Title: Department Operations Manager

                                     GENERAL ELECTRIC CAPITAL SERVICES, INC.

                                     By:  /s/ Peter J. Muniz
                                         --------------------------------
                                         Name:  Peter J. Muniz
                                         Title: Attorney-in-fact

                                     GENERAL ELECTRIC COMPANY

                                     By:  /s/ Peter J. Muniz
                                         --------------------------------
                                         Name:  Peter J. Muniz
                                         Title: Attorney-in-fact